Exhibit 99.2

2Q 17 Financial Results Conference Call

Forward Looking Statement 2 This presentation contains express or implied forward - looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. federal securities laws. These forward - looking statements include, but are not limited to, those statements regarding our belief that Enertec is positioned for growth based on its strong reputation and an expected increase in military spending, our future revenue growth and pipeline, our expectation for more favorable top line numbers in the second half of 2017, our expected gross margin improvement beginning in 2018, the expected decrease in Enertec’s margins, our expectation relating to the receipt of contracts resulting from the Teaming Agreement with an Indian Aerospace & Defense company, increased volumes and demand in the markets in which we operate, our product offerings and future market opportunities, expected new opportunities and anticipated orders and growth resulting from the local fleet market and ELD mandate. Such forward - looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected. The forward - looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors" section and elsewhere in the Company's annual report on Form 10 - K for the year ended December 31, 2016 and in subsequent filings with the Securities and Exchange Commission. Except as otherwise required by law, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward - looking statements whether as a result of new information, future events or otherwise. .

3 2 nd Quarter Overview ▪ Combined backlog of $16.5 million and $22.5 million as of June 30, 2017 and August 10, 2017 respectively. (record high) ▪ Record backlog of $13.5 million for Micronet as of August 10, 2017, driven by contracts for Micronet’s new MRM products including the TREQ® - 317 and TREQr5 ▪ Demand expected to continue to grow as electronic logging device (ELD) mandate requirement deadline nears and additional new MRM products are introduced by Micronet ▪ Appointed MRM technology expert David Marcus as new CEO of Micronet Israel to manage fast - paced growth at Micronet ▪ Positioned for growth in Enertec business based on our strong reputation and expected increase in military spending

Sales of TREQ® - 317 and TREQ - r 5 4 ▪ Expect additional orders in 2017 pursuant to implementation of final ELD mandate ▪ Strong pipeline with growing amount of customers evaluating products in the field ▪ TREQ® - 317 ▪ $2,100,000 purchase order from a current customer for 8,000 units ▪ TREQr - 5 (OBC) ▪ $1,060,000 purchase order for TREQr - 5 received from leading fleet management provider ▪ $4,300,000 purchase order received in August 2017

5 Teaming Agreement  Signed Teaming Agreement with a large Aerospace & Defense manufacturer based in India to jointly pursue multi - billion dollar Aerospace & Defense off - set procurement opportunity  Two companies are jointly bidding on Aerospace & Defense contracts under Indo - Israeli Aerospace and Defense procurement agreement  India and Israel have strong trade ties, with the value of Aerospace & Defense contracts between the countries totaling over $9 billion between 1999 and 2009*  India is the largest purchaser of Israeli Aerospace & Defense equipment, currently estimated at a rate of over $2 billion per year  Via this agreement, Enertec is positioned to benefit from this potentially substantial trade opportunity Enertec fulfilling on numerous continuous orders placed in prior quarters * BDO Israel, August 30, 2016

Positive Outlook 6 MRM ▪ Purchase orders of increasing value are being placed by both new and current customers, pointing to strong customer satisfaction with Micronet’s products ▪ Micronet's new rugged on - board computing products create strong value for customers including: ▪ Optimized transportation planning and performance through a network of electronic links that transacts bulk materials purchases ‘just - in - time’. ▪ Instant demand visibility, which cuts down on - site wait times and provides proof of delivery ▪ Faster payment processing ▪ Local fleet market and the ELD expected to be the growth engines of the company ▪ The government ELD mandate requires all truck drivers in the U.S. to report their work hours electronically ▪ 2.6 million drivers are required to have a device that meets the ELD mandate by the end of 2017 ▪ Broadening product portfolio to target the additional segments in the MRM market Aerospace/Defense ▪ Continued reliance on missile defense systems supports demand for our missile defense offerings ▪ Expect additional demand for Mobile Command & Control Centers ▪ Expect contracts resulting from Teaming Agreement with the Indian aerospace & defense company Trends

2Q16 vs. 2Q17 Revenues 7 (in millions) MRM $6.70 $5.30 $5.90 $0 $2 $4 $6 $8 2Q16 1Q17 2Q17 (in millions) (in millions) Sales Breakdown Consolidated revenue for the quarter $4.40 $2.70 $3.75 $0 $1 $2 $3 $4 $5 2Q16 1Q17 2Q17 $2.30 $2.60 $2.15 $0 $1 $1 $2 $2 $3 $3 2Q16 1Q17 2Q17 A&D

First 6 Months 2016 vs. First 6 Months 2017 Revenues 8 (in millions) MRM $13.20 $11.20 $0 $2 $4 $6 $8 $10 $12 $14 1H16 1H17 (in millions) (in millions) Sales Breakdown Consolidated revenue for the first six months of 2017 $8.35 $6.50 $0 $2 $4 $6 $8 $10 1H16 1H17 $4.85 $4.70 $0 $1 $2 $3 $4 $5 $6 1H16 1H17 A&D

9 Income Statement Highlights (in 000s except share and per share data) Six months ended June 30, Three months ended June 30, 2017 2016 2017 2016 Revenues $ 11,179 $ 13,203 $ 5,920 $ 6,721 Cost of revenues 9,648 9,566 5,076 5,163 Gross profit 1,531 3,637 844 1,558 Operating expenses: Research and development 1,134 1,383 618 683 Selling and marketing 1,147 836 601 478 General and administrative 2,606 2,654 1,142 1,518 Amortization of intangible assets 470 460 218 232 Total operating expenses 5,357 5,333 2,579 2,911 Loss from operations (3,826) (1,696) (1,735) (1,353) Financial expenses, net 435 261 297 131 Loss before provision for income taxes (4,261) (1,957) (2,032) (1,484) Provision (benefit) for income taxes 29 (20) (44) (51) Net loss (4,290) (1,937) (1,988) (1,433) Net loss attributable to non-controlling interests (1,347) (379) (657) (214) Net loss attributable to Micronet Enertec Technologies, Inc. (2,943) (1,558) (1,331) (1,219) Loss per share attributable to Micronet Enertec Technologies, Inc. Basic $ (0.45) $ (0.27) $ (0.20) $ (0.21) Weighted average common shares outstanding: Basic 6,557,283 5,871,039 6,683,139 5,876,921

Non - GAAP (in 000s except share and per share data) 10 Three months ended June 30, 2017 2016 GAAP net loss attributable to Micronet Enertec $ (1,331) $ (1,219) Amortization of acquired intangible assets 118 146 Stock-based compensation and shares issued to service providers 1 108 Income tax-effect of above non-GAAP adjustments (2) (2) Total Non-GAAP net loss attributable to Micronet Enertec $ (1,213) $ (967) Non-GAAP net loss per share attributable to Micronet Enertec $ (0.18) $ (0.16) Shares used in per share calculations 6,683,139 5,876,921

Strong Balance Sheet June 30, 2017 December 31, 2016 Cash, cash equivalents and marketable securities $7.8M $8.1M Trade account receivable, net $12.1M $11.6M Bank & others debts $14.8M $14.4M Net Working Capital $6.4M $6.1M Stockholders' Equity $10.1M $11.0M 11

Thank You 12 Q & A